LONG-TERM RENTAL DEPOSITS, NET	12 Months Ended
Mar. 31, 2026
Long-term Rental Deposits Net
LONG-TERM RENTAL DEPOSITS, NET

9. LONG-TERM RENTAL DEPOSITS, NET

Long-term rental deposits, net consisted of the following:

	As of March 31,
	2026	2025

Rental deposits – third parties	$97,663	$-
Rental deposits – related party	-	15,424
Sub-total	97,663	15,424
Less: allowance for expected credit loss	(236)	-
Total	$97,427	$15,424

GREENVECTOR HOLDINGS LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS